UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2019

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 State Street, 9th Floor Boston, MA (Address of principal executive offices)		02109 (Zip Code)

Registrant’s telephone number, including area code: 857-246-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01: Regulation FD Disclosure.

On April 1, 2019, Pieris Pharmaceuticals, Inc.'s 2019 American Thoracic Society International Conference abstract related to the phase 1 single ascending dose study of PRS-060 was released. The abstract is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing. except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Conference Abstract, Dated April 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: April 1, 2019	/s/ Allan Reine
Allan Reine
Chief Financial Officer